Exhibit 10.62

FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT is made as of the 28 day of December, 2004, by and between CLASSIC MANUFACTURING, INC., a Michigan corporation (as successor by merger to Classic Manufacturing Acquisition Corp.) ("Borrower") and NATIONAL CITY BANK OF INDIANA ("Bank"). The parties agree as follows:

WITNESSETH:

        WHEREAS, as of April 28, 2004, Borrower and Bank entered into a certain Credit Agreement (the "Agreement"); and.

        WHEREAS, the parties desire to temporarily increase the inventory reliance levels set forth in the Borrowing Base, all subject to the terms contained herein;

        NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I.    AMENDATORY PROVISIONS

Article 1.    DEFINITIONS

        Section 1.1.    Defined Terms.    Section 1.1 of the Agreement is hereby amended by substituting the following definitions in lieu of the like existing definitions:

        "Borrowing Base" means, on any date of determination, an amount equal to (a) Eighty-Five Percent (85%) off the aggregate value of Borrower's Eligible Accounts, plus (b) the lesser of (i) until April 1, 2005, Seventy-Five Percent (75%), and thereafter, Sixty Percent (60%) of all outstanding Facility 1 Line of Credit Advances, (ii) until April 1, 2005, Seven Hundred Fifty Thousand Dollars ($750,000), and thereafter, Five Hundred Thousand Dollars ($500,000), or (iii) the sum of (A) Sixty Percent (60%) of the aggregate value of Borrower's finished goods and raw materials Eligible Inventory, plus (B) the lesser of (1) Sixty Percent (60%) of the Borrower's work-in-process Eligible Inventory, or (2) Ninety Thousand Dollars ($90,000), minus (c) Inventory Reserves.

PART II.    CONTINUING EFFECT

        Except as expressly modified herein:

        (a)         All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect interpreted, wherever possible, in a manner consistent with this First Amendment; provided, however, in the event of any irreconcilable inconsistency, this Firs Amendment shall control;

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(b) The representations and warranties contained in the Agreement shall survive this First Amendment in their original form as continuing representations and warranties of Borrower; and

(c) Capitalized terms used in this First Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

        In consideration hereof, Borrower represents, warrants, covenants and agrees that:

        (aa)         Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb) There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc) Except as expressly waived in this First Amendment, there has not occurred any Default or Unmatured Default; and

(dd) After giving effect to this First Amendment and any transactions contemplated hereby, no Default or Unmatured Default is or will be occasioned hereby or thereby.

        IN WITNESS WHEREOF, Borrower and the Bank have caused this First Amendment to be executed by their respective officers duly authorized as of the date first above written.

"BORROWER"

Classic Manufacturing, Inc. (as successor
by merger to Classic Manufacturing Acquisition Corp.)

By:  /s/ Timothy S. Durham
Timothy S. Durham, President

"BANK"

NATIONAL CITY BANK OF INDIANA

By:  /s/ R. Deplth
Its:  SVP

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